GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Schedule of Investments

July 31, 2024 (Unaudited)

Shares	Description	Value

Common Stocks(a) – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
39,366	Gazprom PJSC*	$ —
3,021	LUKOIL PJSC	—
27,893	Rosneft Oil Co. PJSC	—

		—

TOTAL COMMON STOCKS (Cost $621,980)		$ —

Shares	Dividend Rate	Value

Investment Company(b) – 89.5%
Goldman Sachs Financial Square Government Fund — Institutional Shares
59,961,976	5.220%	$59,961,976
(Cost $ 59,961,976)

TOTAL INVESTMENTS – 89.5% (Cost $ 60,583,956)		$59,961,976

OTHER ASSETS IN EXCESS OF LIABILITIES – 10.5%		7,055,838

NET ASSETS – 100.0%		$67,017,814

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(b)	Represents an affiliated issuer.

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2024 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At July 31, 2024, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	CAD	23,750,000	USD	17,158,149	09/18/24	$68,675
	CHF	9,840,000	USD	11,154,216	09/18/24	123,034
	EUR	890,000	USD	960,774	09/18/24	4,651
	GBP	33,380,000	USD	42,716,089	09/18/24	214,412
	JPY	4,791,180,000	USD	31,056,737	09/18/24	1,160,275
	NOK	13,740,000	USD	1,245,267	09/18/24	15,529
	NZD	1,140,000	USD	673,180	09/18/24	5,331
	SEK	42,980,000	USD	3,970,102	09/18/24	53,419
	USD	18,122,995	AUD	27,210,000	09/18/24	306,772
	USD	37,201,786	CAD	50,860,000	09/18/24	310,994
	USD	1,744,115	EUR	1,600,000	09/18/24	8,517
	USD	2,160,673	GBP	1,670,000	09/18/24	12,862
	USD	2,943,201	NOK	31,160,000	09/18/24	83,928
	USD	30,210,989	NZD	48,870,000	09/18/24	1,124,312
	USD	15,351,694	SEK	160,720,000	09/18/24	306,083

TOTAL						$3,798,794

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	AUD	7,340,000	USD	4,898,071	09/18/24	$(92,079)
	CAD	28,640,000	USD	20,953,650	09/18/24	(179,912)
	EUR	20,450,000	USD	22,318,567	09/18/24	(135,466)
	GBP	400,000	USD	519,908	09/18/24	(5,462)
	NOK	87,770,000	USD	8,230,833	09/18/24	(176,971)
	NZD	40,890,000	USD	24,892,011	09/18/24	(554,909)
	SEK	489,330,000	USD	47,153,397	09/18/24	(1,345,359)
	USD	11,058,845	AUD	16,930,000	09/18/24	(26,368)
	USD	1,109,290	CAD	1,530,000	09/18/24	(480)
	USD	31,610,991	CHF	27,950,000	09/18/24	(421,433)
	USD	6,694,206	EUR	6,200,000	09/18/24	(31,233)
	USD	20,477,779	GBP	16,180,000	09/18/24	(331,555)
	USD	13,587,008	JPY	2,107,190,000	09/18/24	(582,228)
	USD	10,170,217	NZD	17,360,000	09/18/24	(162,189)

TOTAL						$(4,045,644)

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2024 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At July 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.K. Long Gilt	166	09/26/24	$21,173,682	$495,014
5 Year German Euro-Bund	28	09/06/24	4,052,420	47,641
Brent Crude	43	08/30/24	3,476,120	(24,910)
Cattle Feeder	7	09/26/24	899,850	(12,325)
Coffee	19	12/18/24	1,625,569	191,297
Copper	25	12/27/24	2,634,375	(178,375)
Corn	107	12/13/24	2,138,663	(370,736)
Cotton No.2	12	12/06/24	413,940	(17,016)
Cotton No.2	18	03/07/25	636,030	(24,525)
Euro BTP	30	09/06/24	3,862,333	31,526
French Government Bonds	31	09/06/24	4,222,907	35,065
Gasoline RBOB	11	09/30/24	1,042,364	12,130
Japan 10 Year Government Bond	26	09/12/24	24,770,335	(114,411)
KC HRW Wheat	27	12/13/24	763,763	(134,300)
Korea 10 Year Government Bonds	64	09/13/24	5,419,837	37,654
Lead	62	08/19/24	3,194,473	(73,104)
Lead	39	11/18/24	2,041,865	19,461
Lead	12	09/16/24	622,341	(45,070)
Lead	9	03/17/25	479,918	(21,015)
Lead	9	02/17/25	477,893	(41,892)
Lead	8	04/14/25	428,694	(12,291)
Lead	7	05/19/25	377,382	(18,789)
Lean Hogs	28	12/13/24	769,720	67,320
Live Cattle	22	12/31/24	1,653,300	19,635
Low Sulphur Gas Oil	16	12/12/24	1,178,000	(72,100)
Montreal Exchange 10 Year Canadian Bonds	44	09/18/24	3,917,981	53,337
Natural Gas	37	03/27/25	1,039,330	(119,085)
Nickel	6	09/16/24	593,321	(23,171)
Nickel	41	11/18/24	4,098,955	(2,765)
Nickel	30	02/17/25	3,045,406	(414,317)
Nickel	4	08/19/24	393,483	(16,167)
Nickel	16	05/19/25	1,646,872	(85,024)
NY Harbor ULSD	9	02/28/25	922,131	(50,396)
Primary Aluminum	149	12/16/24	8,609,593	(80,316)
Primary Aluminum	2	09/16/24	112,985	(14,082)
Primary Aluminum	44	02/17/25	2,576,805	(28,255)
Primary Aluminum	32	01/13/25	1,861,040	(134,731)
Primary Aluminum	34	05/19/25	2,025,168	(208,184)
Soybean Oil	136	01/14/25	4,832,430	(469,317)
Sugar 11	52	02/28/25	1,124,614	(173,470)
Wheat	42	12/13/24	1,159,200	(216,887)
Zinc	124	08/19/24	8,158,518	408,716
Zinc	147	11/18/24	9,872,961	949,573
Zinc	7	09/16/24	463,887	(52,814)
Zinc	23	02/17/25	1,556,192	67,160
Zinc	21	03/17/25	1,423,102	(47,709)
Zinc	20	04/14/25	1,357,585	(138,733)

Total				$(1,000,753)

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2024 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
10 Year U.S. Treasury Notes	(186)	09/19/24	$(20,797,125)	$(613,796)
Australian 10 Year Government Bonds	(252)	09/16/24	(18,997,896)	(142,221)
Brent Crude	(42)	09/30/24	(3,369,660)	114,520
Cocoa	(2)	09/13/24	(161,840)	10,160
Coffee	(26)	09/18/24	(2,234,700)	(29,081)
Copper	(34)	09/26/24	(3,550,025)	269,446
Corn	(57)	09/13/24	(1,090,838)	190,650
Gasoline RBOB	(9)	08/30/24	(923,265)	(15,725)
Gold 100 Oz	(4)	12/27/24	(989,200)	(24,813)
KC HRW Wheat	(37)	09/13/24	(1,015,650)	99,225
Lead	(62)	08/19/24	(3,194,473)	214,197
Lead	(39)	11/18/24	(2,041,865)	9,601
Lead	(8)	09/16/24	(414,894)	17,479
Lead	(9)	02/17/25	(477,893)	17,344
Lead	(9)	03/17/25	(479,918)	39,139
Lead	(8)	04/14/25	(428,694)	22,196
Lean Hogs	(10)	10/14/24	(303,700)	(4,500)
Live Cattle	(22)	10/31/24	(1,642,740)	(20,650)
Low Sulphur Gas Oil	(16)	09/12/24	(1,188,800)	22,208
Natural Gas	(44)	08/28/24	(895,840)	352,320
Nickel	(12)	09/16/24	(1,186,642)	90,933
Nickel	(41)	11/18/24	(4,098,955)	217,443
Nickel	(30)	02/17/25	(3,045,406)	277,503
Nickel	(4)	08/19/24	(393,483)	22,522
Nickel	(4)	05/19/25	(411,718)	1,224
NY Harbor ULSD	(3)	08/30/24	(307,226)	8,698
Primary Aluminum	(149)	12/16/24	(8,609,593)	51,981
Primary Aluminum	(34)	09/16/24	(1,920,737)	235,331
Primary Aluminum	(44)	02/17/25	(2,576,805)	285,213
Primary Aluminum	(34)	05/19/25	(2,025,168)	145,591
Silver	(4)	09/26/24	(578,760)	22,309
Soybean Oil	(28)	11/14/24	(1,431,500)	163,300
Soybean Oil	(90)	12/13/24	(2,452,086)	179,802
Sugar 11	(30)	09/30/24	(636,384)	41,686
Wheat	(43)	09/13/24	(1,133,588)	132,925
WTI Crude	(13)	08/20/24	(1,012,830)	36,660
Zinc	(124)	08/19/24	(8,158,518)	8,166
Zinc	(147)	11/18/24	(9,872,961)	(671,092)
Zinc	(23)	02/17/25	(1,556,192)	52,320
Zinc	(18)	09/16/24	(1,192,851)	80,400
Zinc	(21)	03/17/25	(1,423,102)	147,172
Zinc	(3)	04/14/25	(203,638)	17,755

Total				$2,075,541

TOTAL FUTURES CONTRACTS				$1,074,788

Currency Abbreviations:
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
USD	— U.S. Dollar

Abbreviation:
MS & Co. Int. PLC	— Morgan Stanley & Co. International PLC

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2024 (Unaudited)

NOTES TO THE CONSOLIDATED SCHEDULE OF INVESTMENTS

Basis of Consolidation for the Goldman Sachs Multi-Strategy Alternatives Fund — The Cayman Commodity — MMA IV, LLC (the “Subsidiary”), a Cayman Islands exempted company, is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of July 31, 2024, the Fund’s net assets were $67,017,814 of which, $11,559,238 or 17.2%, represented the Subsidiary’s net assets.

Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. With respect to the Fund’s investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e., where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2024 (Unaudited)

NOTES TO THE CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Shares class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Consolidated Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives including future contracts typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2024 (Unaudited)

NOTES TO THE CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of July 31, 2024:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$—	$—
Investment Company	59,961,976	—	—

Total	$59,961,976	$—	$—

Derivative Type

Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$3,798,794	$—
Futures Contracts	6,032,948	—	—

Total	$6,032,948	$3,798,794	$—

Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(4,045,644)	$—
Futures Contracts	(4,958,160)	—	—

Total	$(4,958,160)	$(4,045,644)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2024 (Unaudited)

NOTES TO THE CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

obligations, liquidity risk, which includes the risk that the Fund will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of a Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investment Style Risk — Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2024 (Unaudited)

NOTES TO THE CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that a Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of a Fund to the markets and therefore could magnify changes to a Fund’s NAV.

Tax Risk — The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/ or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Fund has not received a PLR, and is/are not able to rely on PLRs issued to other taxpayers. The IRS recently issued final regulations that, would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2024 (Unaudited)

NOTES TO THE CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

The IRS also issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. In connection with issuing such revenue procedure, the IRS has revoked the Notes Ruling on a prospective basis. In light of the revocation of the Notes Rulings, the Fund has limited its investments in commodity index-linked structured notes. The Fund has obtained an opinion of counsel that the Fund’s income from investments in the Subsidiary should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.